United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 10, 2007


                         Digital Imaging Resources Inc.
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             (Exact name of registrant as specified in its charter)


 Delaware                           0-10176                         22-2306487
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(State or other jurisdiction      (Commission                    (IRS Employer
 of incorporation)                File Number)               Identification No.)


                355 Madison Avenue, Morristown, New Jersey 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-2247


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.  Regulation FD Disclosure.
-------------------------------------

         On October 10, 2007 we issued a press release reporting our execution of a nonbinding letter of intent with Boomerang Systems, Inc. A copy of the press release is attached hereto as Exhibit 99.1.


The information disclosed in this Item 7.01 and the related exhibit are being furnished solely to comply with Regulation FD and are not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.



Item 9.01.  Financial Statements and Exhibits.
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         (a)      Financial statements of business acquired.

                           Not applicable

         (b)      Pro forma financial information

                           Not applicable

         (c)      Exhibits:

                           99.1 Press Release dated October 10, 2007 (furnished, not filed)


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

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Digital Imaging Resources Inc.


Dated:  October 10, 2007               By: /s/ MAUREEN J. COWELL
                                           ------------------------------------
                                           Maureen J. Cowell
                                           Vice President



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